Exhibit 10.1 1 Execution Version FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT This First Amendment to Exchange Offer Support Agreement (this “Amendment”), dated as of September 17, 2024, is entered into by and among Finance of America Funding LLC (“FOA Funding”), Finance of America Equity Capital LLC (“FOA Equity Capital”), Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC, and MM Risk Retention LLC (collectively, the “Companies”), and each of the undersigned holders of, or the investment advisor, sub-advisor or manager to a beneficial or legal holder or holders of (and in such capacity having the power to direct the voting and disposition of the notes held by such holder(s)) the 2025 Unsecured Notes (as defined herein) (each, an “Initial Consenting Noteholder” and, collectively, the “Initial Consenting Noteholders”). WHEREAS, each of the Companies and the Initial Consenting Noteholders are party to that certain Exchange Offer Support Agreement (the “Exchange Offer Support Agreement”), dated as of June 24, 2024; WHEREAS, the Companies have requested and the Initial Consenting Noteholders have agreed to accept in the Exchange Offer: (i) in lieu of the New First Lien Notes, up to $200.0 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “New Senior Secured Notes”) on the terms set forth in the Amended Exchange Term Sheet (as defined below) and (ii) in lieu of the New First Lien Exchangeable Notes, up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “New Exchangeable Notes”) on the terms set forth in the Amended Exchange Term Sheet; WHEREAS, in furtherance of the above and in accordance with Section 15 of the Exchange Offer Support Agreement, the Companies and the Initial Consenting Noteholders have agreed to amend certain provisions of the Exchange Offer Support Agreement as set forth herein; NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Initial Consenting Noteholders hereby agree as follows: Section 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the Exchange Offer Support Agreement. Section 2. Conditions to Amendment Effectiveness. This Amendment shall become effective and binding upon each of the Parties immediately upon the first date (such date, the “Amendment Effective Date”) on which counsel to each of the Parties has received duly executed counterpart signature pages to this Amendment from (a) each of the Companies and (b) the Initial Consenting Noteholders. Section 3. Amendments to Exchange Offer Support Agreement. Effective as of the Amendment Effective Date, the Exchange Offer Support Agreement is hereby amended as follows:

2 (a) all references to the “New First Lien Notes” are hereby replaced with references to the “New Senior Secured Notes”; (b) all references to the “New First Lien Exchangeable Notes” are hereby replaced with references to the “New Exchangeable Notes”; (c) all references to the “New Securities” shall refer to the New Senior Secured Notes and the New Exchangeable Notes, collectively; (d) Section 2(e) is deleted in its entirety and replaced with the following; “(e) any collateral trust agreements or intercreditor agreements entered into in connection with the New Senior Secured Notes and the New Exchangeable Notes; and” (e) Section 7(c) is amended to replace “September 30, 2024” with “October 31, 2024”; and (f) The Exchange Term Sheet attached as Exhibit B to the Exchange Offer Support Agreement is deleted in its entirety and replaced with the term sheet (and each exhibit and attachment thereto) attached to this Amendment as Exhibit A (the “Amended Exchange Term Sheet”) and each reference to the “Exchange Term Sheet” shall be deemed to refer to the Amended Exchange Term Sheet. (g) All references to the “Agreement” in the Exchange Offer Support Agreement shall refer to the Agreement as amended by this Amendment. Section 4. Miscellaneous. (a) Except as expressly modified by Section 3 of this Amendment, all provisions of the Exchange Offer Support Agreement shall remain unchanged and continue in full force and effect. (b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Amendment, each party hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, located in the Borough of Manhattan, and by execution and delivery of this Amendment, each party hereto irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3 (c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment. Delivery of an executed signature page of this Amendment by email shall be effective as delivery of a manually executed signature page of this Amendment. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above. FINANCE OF AMERICA FUNDING LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Executive Officer FINANCE OF AMERICA EQUITY CAPITAL LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Executive Officer FINANCE OF AMERICA HOLDINGS LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer INCENTER LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer FINANCE OF AMERICA MORTGAGE LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT FINANCE OF AMERICA REVERSE LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer MM RISK RETENTION LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above. BRIGADE CAPITAL MANAGEMENT, LP, for and on behalf of funds and accounts managed by it or its affiliates, as a Consenting Noteholder By: /s/ Aaron Daniels_________ Name: Aaron Daniels Title: Authorized Signatory Principal Amount of 2025 Unsecured Notes: $[******] Brigade Capital Management, LP 399 Park Avenue 16th Floor, New York, NY, 10022 Attention: Chris Chaice Email: [*******] with copy to: Sidley Austin LLP Neil Horner Email: [*******]

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above. ANCHORAGE CAPITAL ADVISORS, L.P., for and on behalf of funds and accounts managed by it or its affiliates, as a Consenting Noteholder By: /s/ Robert Dunleavy Name: Robert Dunleavy Title: Authorized Signatory Principal Amount of 2025 Unsecured Notes: $[******] Anchorage Capital Advisors, L.P. 610 Broadway 6th Floor, New York, NY, 10012 Attention: Patrick McGrath Email: [*******] with copy to: Sidley Austin LLP Neil Horner Email: [*******]

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above. BEACH POINT CAPITAL MANAGEMENT LP, for and on behalf of funds and accounts managed by it or its affiliates, as a Consenting Noteholder By: /s/ Allan Schweitzer Name: Allan Schweitzer Title: Portfolio Manager Principal Amount of 2025 Unsecured Notes: $[******] Beach Point Capital Management LP 1620 26th Street Suite 6000N, Santa Monica, CA, 90404 Attention: Tony Cardona and Jordan Sauer Email: [*******] with copy to: Sidley Austin LLP Neil Horner Email: [*******]

9 Exhibit A Amended Exchange Term Sheet

1 FINANCE OF AMERICA FUNDING LLC EXCHANGE TERM SHEET1 September 17, 2024 THIS EXCHANGE TERM SHEET (TOGETHER WITH ALL ANNEXES, SCHEDULES, AND EXHIBITS HERETO, THIS “EXCHANGE TERM SHEET”) DESCRIBES THE PRINCIPAL TERMS AND CONDITIONS OF AN EXCHANGE TRANSACTION FOR FINANCE OF AMERICA FUNDING LLC AND CERTAIN OF ITS AFFILIATES THAT WILL BE EFFECTUATED ON THE TERMS, AND SUBJECT TO THE CONDITIONS, SET FORTH IN THE EXCHANGE OFFER SUPPORT AGREEMENT (TOGETHER WITH THE EXHIBITS AND SCHEDULES ATTACHED TO SUCH AGREEMENT, INCLUDING THIS EXCHANGE TERM SHEET, EACH AS MAY BE AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “EXCHANGE OFFER SUPPORT AGREEMENT”). THIS EXCHANGE TERM SHEET IS NOT (NOR SHALL IT BE CONSTRUED AS) AN OFFER, ACCEPTANCE OR SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS. ANY SUCH OFFER, ACCEPTANCE OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE LAWS, INCLUDING APPLICABLE SECURITIES LAWS. THIS EXCHANGE TERM SHEET DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS NOT INCONSISTENT IN ANY MATERIAL RESPECT WITH THE TERMS SET FORTH HEREIN AND THE EXCHANGE OFFER SUPPORT AGREEMENT, AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. THIS EXCHANGE TERM SHEET HAS BEEN PRODUCED FOR SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL STATUTES, RULES AND LAWS. NOTHING IN THIS EXCHANGE TERM SHEET SHALL BE DEEMED OR CONSTRUED AS AN ADMISSION OF FACT OR LIABILITY OF ANY KIND. 1 Capitalized terms used but not defined in this Exchange Term Sheet have the meanings given to such terms in the Exchange Offer Support Agreement.

- 2 - GENERAL PROVISIONS Implementation FOA Funding will conduct (1) an exchange offer for any and all 2025 Unsecured Notes from eligible holders in exchange for, on a ratable basis per $1,000 principal amount of 2025 Unsecured Notes, (a) up to $200 million aggregate principal amount of the New Senior Secured Notes and (b) up to $150 million aggregate principal amount of New Exchangeable Notes (the “Exchange Offer”), and (2) a related consent solicitation (the “Consent Solicitation”) to eliminate substantially all of the covenants in the Unsecured Notes Indenture, each on the terms and subject to the conditions described in this Exchange Term Sheet and related exhibits (the transactions described in clauses (1) and (2), collectively, the “Exchange Transactions”). In addition, the payment of accrued and unpaid interest on the 2025 Unsecured Notes up to, but not including, the settlement date of the Exchange Offer, shall be made on November 30, 2024, and not the settlement date of the Exchange Offer, to applicable holders of the 2025 Unsecured Notes that exchange their 2025 Secured Notes in the Exchange Offer. A summary of the material terms of the New Senior Secured Notes and the New Exchangeable Notes can be found in Exhibit 1 and Exhibit 2 to this Exchange Term Sheet, respectively. Eligible Holders FOA Funding will conduct the Exchange Transactions in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Each holder of 2025 Unsecured Notes wishing to participate in the Exchange Offer and Consent Solicitation will certify as to its status as a “QIB” as defined in Rule 144A under the Securities Act or a person that is not a “U.S. person” within the meaning of Regulation S under the Securities Act. Consent Solicitation Eligible holders who tender 2025 Unsecured Notes pursuant to the Exchange Offer are required to deliver a consent (a “Consent”) to certain proposed amendments to the Unsecured Notes Indenture (the “Amendments”). The Amendments will: (1) eliminate substantially all of the restrictive covenants contained in the Unsecured Notes Indenture including the covenants entitled: • “Reports and Other Information” (§4.03); • “Compliance Certificate” (§4.04); • “Taxes” (§4.05); • “Limitation on Restricted Payments” (§4.07); • “Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries” (§4.08); • “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” (§4.09); • “Asset Sales” (§4.10); • “Transactions with Affiliates” (§4.11);

- 3 - • “Liens” (§4.12); • “Company Existence” (§4.13); • “Offer to Repurchase Upon Change of Control” (§4.14); • “Limitation on Guarantee of Indebtedness by Restricted Subsidiaries” (§4.15); • “Suspension of Covenants” (§4.17); • clauses (ii), (iii) and (iv) of paragraph (a) and paragraph (f) of “Merger, Consolidation or Sale of All or Substantially All Assets” (§5.01); and (2) (i) eliminate all events of default under the Unsecured Notes Indenture (a) as they apply to the covenants referred to in (1) above and (b) described in clauses (iv), (v), and (viii) of paragraph (a) of the provision entitled “Events of Default” (§6.01), in each case other than the events of default described in clauses (i) and (ii) of paragraph (a) of the provision entitled “Events of Default” (§6.01) related to the failure to pay principal of, premium on, if any, or interest, if any, on the 2025 Unsecured Notes and (ii) amend clauses (vi) and (vii) of paragraph (a) of the provision entitled “Events of Default” (§6.01), relating to certain events of bankruptcy, insolvency or reorganization, by eliminating all references to “Significant Subsidiary” or “group of Restricted Subsidiaries.” By tendering their 2025 Unsecured Notes in connection with the Exchange Offer, eligible holders will be deemed to have delivered Consents to the Amendments with respect to such 2025 Unsecured Notes being tendered. Requisite Consents; Supplemental Indenture In order to approve the Amendments to the Unsecured Notes Indenture, Consents must be delivered and not revoked in respect of at least a majority in aggregate principal amount of the 2025 Unsecured Notes outstanding (other than 2025 Unsecured Notes beneficially owned by FOA Funding or its affiliates) (“Requisite Consents”). Promptly following the expiration of the Consent Solicitation, if the Requisite Consents have been delivered with respect to the 2025 Unsecured Notes, FOA Funding, the guarantors of the 2025 Unsecured Notes and the trustee for the 2025 Unsecured Notes will enter into a supplemental indenture to the Unsecured Notes Indenture giving effect to the Amendments. The Amendments will not become operative until consummation of the Exchange Offer. In the event that FOA Funding does not consummate the Exchange Offer for any reason, the Unsecured Notes Indenture will remain in effect in its current form. Conditions to the Exchange Offer, and Consent Solicitation The Exchange Offer and Consent Solicitation will be subject to customary and usual conditions including the Requisite Consents having been received, the Exchange Offer Support Agreement having remained in full force and effect and the cross condition of consummation of the Exchange Offer and Consent Solicitation. Definitive Documents This Exchange Term Sheet does not set forth all of the terms of the Exchange Transactions and any definitive or binding agreement shall be subject to the Definitive Documents, which Definitive Documents shall not be inconsistent in any material respect with the terms and conditions of this Exchange Term Sheet and the Exchange Offer Support Agreement.

- 4 - Any documents contemplated by this Exchange Term Sheet, including any Definitive Documents, that remain the subject of negotiation as of the Agreement Effective Date shall be subject to the rights and obligations set forth in the Exchange Offer Support Agreement.

1 EXHIBIT 1 SUMMARY OF KEY TERMS OF THE NEW SENIOR SECURED NOTES The summary below (this “Term Sheet”) describes the proposed principal terms of the New Senior Secured Notes as contemplated by the Exchange Offer Support Agreement and Exchange Term Sheet to which this Term Sheet is attached. Certain of the terms and conditions described below are subject to important limitations and exceptions. This summary does not give rise to any legally binding obligation on the part of any party except as expressly set forth in the Exchange Offer Support Agreement, and no such legally binding obligation shall arise unless and until the execution and delivery of the Definitive Documents. Terms used but not otherwise defined herein shall have the meaning assigned thereto in the Exchange Offer Support Agreement, including the Exchange Term Sheet. Issuer Finance of America Funding LLC. Notes Up to $200 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “Notes”). The principal amount of the Notes to be issued in the Exchange Transactions shall be reduced ratably based on the principal amount of 2025 Unsecured Notes, if any, that are not exchanged for Notes in the Exchange Transactions (e.g. if 90% of the outstanding principal amount of 2025 Unsecured Notes are exchanged in the Exchange Transactions, $180 million in Notes would be issued). Interest Rate The Notes will bear interest at the rate of (i) 7.875% per annum from the date of issuance of the Notes (“Closing Date”) to the first anniversary of the Closing Date, (ii) 8.875% per annum from the first anniversary of the Closing Date until the Scheduled Maturity Date (as defined below), and (iii) 9.875% during any period after the Scheduled Maturity Date. Maturity Date November 30, 2026 (the “Scheduled Maturity Date”), which may be extended at the election of the Issuer until November 30, 2027, subject to (i) an increase in the applicable Interest Rate during the extension term described as above, (ii) payment of the Extension Fee (as defined below), (iii) absence of an event of default as of the date of such extension and (iv) receipt of written notice, no earlier than sixty (60) days, and no later than thirty (30) days, prior to the Scheduled Maturity Date. Trustee and Collateral Agent U.S. Bank Trust Company, National Association. Interest Payment Dates Interest on the Notes will be payable in cash semi-annually on May 30 and November 30 of each year, beginning on November 30, 2024. Default Rate Following the occurrence of an event of default, all outstanding obligations shall accrue interest from the date such event of default occurs until such event of default is waived, at a rate per annum equal to 2.0% above the otherwise applicable Interest Rate. Upfront Fee The Issuer shall pay, to holders that participate in the Exchange Transactions, a fee equal to 0.25% of the principal amount of the Notes,

2 which shall be due and payable on, and subject to the occurrence of, the Closing Date, and shall be non-refundable when paid. Extension Fee As a condition to the extension of the Scheduled Maturity Date, the Issuer shall pay a fee equal to 0.25% of the principal amount of the Notes prior to the effectiveness of any such extension, which shall be non-refundable when paid. Guarantees The obligations under the Notes will be fully and unconditionally guaranteed by each of FOA Equity Capital, as parent guarantor, Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC (“FoA Reverse”) and MM Risk Retention LLC (“MM Risk”) (each, a “Guarantor” and collectively, the “Guarantors”). For so long as the Working Capital Notes2 are outstanding the obligors under the Notes and the New Exchangeable Notes shall be the same as the obligors under the Working Capital Notes; provided for the avoidance of doubt, the Issuer of the Notes shall be Finance of America Funding LLC and the borrower under the Working Capital Notes shall be FOA Equity Capital. Collateral (1) From and after the repayment in full of the Working Capital Notes and termination of the commitments thereunder, the Notes will be secured by a perfected security interest in the assets described in clauses (i) – (iii) and, to the extent related thereto, (vi) below (collectively, the “Permanent Collateral”) and (2) prior to the repayment in full of the Working Capital Notes and termination of the commitments thereunder, the Notes will be secured by a perfected security interest in the assets described in clauses (i) – (vi) below (other than the Debt Service Reserve) (collectively, the “Initial Collateral”; the assets included in the Initial Collateral but not in the Permanent Collateral are referred to herein as the “Interim Collateral”), subject to the release provisions below, and in each case, with the priority as described in the paragraph entitled “Priority; Permitted Liens” herein: (i) grant by FoA Reverse of all of the equity interests in MM Risk and MM Revolver LLC (“MM Revolver”); (ii) grant by MM Risk, any Guarantor and any other majority owned affiliate thereof, as applicable, of all of the equity instruments required to be retained by MM Risk, any Guarantor, or any other majority owned affiliate thereof (whether now existing or 2 “Working Capital Notes” means (1) that certain Amended and Restated Revolving Working Capital Promissory Note, dated January 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time) by and between FOA Equity Capital, as borrower, and BTO Urban Holdings L.L.C., as noteholder and (2) that certain Amended and Restated Revolving Working Capital Promissory Note, dated January 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time) by and between FOA Equity Capital, as borrower, and Libman Family Holdings, LLC, as noteholder.

3 acquired or arising after the Closing Date) in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations, which, for the avoidance of doubt, shall include (whether held by the holder of residual certificates, by holding equity of the issuer of any securitization or in any other form, in each case whether existing as of the Closing Date or acquired or arising after the Closing Date): (a) (1) any residual interests representing the most subordinate economic tranche issued by any issuing entity in connection with any proprietary reverse mortgage loan asset-backed securitization, retained by MM Risk, any Guarantor or any other majority owned affiliate thereof and (2) any other unrated interests retained by MM Risk, any Guarantor or any other majority owned affiliate thereof in connection with the issuance of any such securitization; (b) all of the equity instruments required to be retained by MM Risk, any Guarantor, or any other majority owned affiliate thereof in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations by Issuer, any Guarantor or any majority owned affiliate thereof; and (c) to the extent not included in the assets described in clauses (a) and (b) above, all of the “call rights” in respect of proprietary reverse mortgage loan asset-backed securitizations by any Guarantor or any majority owned affiliate thereof, in each case, to the extent retained or controlled by such party (the assets described in clauses (i) and (ii), collectively, the “Pledged Risk Retention Instruments”); (iii) the Debt Service Reserve (as defined below); (iv) residual proceeds from the joint securities account securing the existing facility with Leadenhall Capital Partners LLP, as administrative agent (the “Leadenhall Facility”), in connection with an event of default or similar enforcement event, after payoff of each of the secured parties with respect thereto and the holders of the Working Capital Notes (the “Joint Securities Account Collateral”); (v) all other assets securing the Working Capital Notes; and (vi) all products and proceeds of the foregoing, as applicable; subject in each case only to customary permitted liens, including those described in the paragraph “Priority; Permitted Liens” herein. The Issuer shall cause the Collateral described in the foregoing clause (ii) to be held only by MM Risk (or, in the case of clause (ii)(c) indirectly by

4 MM Revolver by MM Revolver’s ownership of one or more special purpose issuing entities for the applicable asset-backed securitization entities that hold such rights described in clause (ii)(c)). Upon the repayment in full of the Working Capital Notes, termination of the commitments thereunder and release of the security interests securing the Working Capital Notes (the “Working Capital Security Release”), the Notes will no longer benefit from the proceeds of the Joint Securities Account Collateral or any other Interim Collateral. References herein to the Collateral shall not include the Joint Securities Account Collateral unless expressly stated. Priority; Permitted Liens Prior to the Working Capital Security Release, the Notes shall be secured by a second priority perfected security interest in the Initial Collateral, with the Working Capital Notes having a first priority lien with respect to such Initial Collateral, subject to permitted liens. From and after the Working Capital Security Release, the Notes shall be secured by a first priority lien on the Permanent Collateral, subject to permitted liens. Each of the foregoing security interests with respect to the Notes shall be subject to a pari passu priority lien on the Collateral for the benefit of up to $150 million principal amount of the New Exchangeable Notes. Disposition of Collateral The Issuer may directly or indirectly (and, so long as no event of default has occurred and is continuing, without the consent of the holders of the Notes) (i) sell, dispose or otherwise transfer any “call rights” with respect to Pledged Risk Retention Instruments and/or any Pledged Risk Retention Instruments and/or (ii) exercise “call rights” with respect to any Pledged Risk Retention Instruments (or any related securitization is otherwise redeemed) (each, a “Call Event”), which may be through a sale, transfer or other monetization of the proprietary reverse mortgage loans (and other collateral assets in respect thereof) (collectively, the “Called Securitized Assets”), provided in each case, the aggregate net proceeds thereof that are allocable to the Pledged Risk Retention Instruments or “call rights”, as applicable, subject to such Call Event (“Net Cash Proceeds”) shall be applied solely (v) to originate or acquire (including by acquiring rights to, by exercising related “call rights” and satisfying related indebtedness) proprietary reverse mortgage loans that are reasonably expected to be (at the time of origination) and are, within a period that begins upon such Call Event and ends on the first month-end that occurs not earlier than one hundred eighty (180) days following such Call Event, included in (1) asset backed securitizations that generate Pledged Risk Retention Instruments included in Collateral in the ordinary course of business or (2) asset sales, financings, derivative, co-investment or alternative transactions that result in the monetization of such proprietary reverse mortgage loans and generate cash or cash equivalents that are subject to application solely as permitted by clauses (w) through (z) hereof, (w) to repay (and correspondingly permanently reduce commitments under) the Working Capital Notes; (x) to pay interest on the Notes or the New Exchangeable Notes (including through funding amounts in the Debt Service Reserve (as defined below)), (y) to partially

5 prepay the Notes as provided below under “Amortization Payment” or (z) to redeem the Notes as provided below under “Mandatory Redemption” or fund any offer to repurchase or otherwise repurchase the New Exchangeable Notes. Prior to any application as required pursuant to the foregoing clauses (w) through (z), cash and cash equivalent proceeds of such Collateral shall be credited to a deposit account or securities account (and subject to a springing account control agreement) subject to a first priority lien in favor of the Administrative Agent for the Working Capital Notes and a second priority lien in favor of the Collateral Trustee (as defined below), that upon the Working Capital Security Release such account shall be subject to only a first priority lien in favor of the Collateral Trustee. Upon a MSR Monetization Transaction, the gross proceeds received in cash and cash equivalents by FOA Equity Capital or any subsidiary from such MSR Monetization Transaction after payment of any expenses or senior indebtedness required by the applicable agreements relating thereto (the “MSR Net Proceeds”) shall be used: first, to permanently paydown the Working Capital Notes, in accordance with the terms thereof, and second, to the extent any Net Cash Proceeds have been used in accordance with clause (w) of the foregoing paragraph (such amount of Net Cash Proceeds used, the “Working Capital Notes Payments Amount”), MSR Net Proceeds equal to the lesser of (i) the Working Capital Notes Payments Amount and (ii) remaining available MSR Net Proceeds, shall be treated as if they constitute Net Cash Proceeds and be used in accordance with clauses (v), (x), (y) and (z) of the foregoing paragraph. “MSR Monetization Transaction” means, with respect to any mortgage servicing rights owned by FoA Reverse relating to its home equity conversion mortgages which have been pooled into securities guaranteed by Ginnie Mae (the “Ginnie Mae HMSR”) owned by FOA Equity Capital or any restricted subsidiary, whether originated or acquired by FOA Equity Capital or such restricted subsidiary, any transaction relating to the sale or financing of such Ginnie Mae HMSR that results in FOA Equity Capital or any restricted subsidiary receiving any cash proceeds from such transaction, including (i) the sale, conveyance or other disposition of any Ginnie Mae HMSR and (ii) any debt financing secured in whole or in part by any Ginnie Mae HMSR (other than the refinancing of any indebtedness already secured by such Ginnie Mae HMSR up to the amount of such indebtedness and the amount of accrued interest and fees and expenses incurred in connection with such refinancing and other than any ordinary course financing of reverse mortgage loans, including tails pools, buyout loans or related securitizations). Cash Management and Debt Service Reserve The Issuer shall not permit any restricted subsidiary that is not a Guarantor to hold any unrestricted cash or cash equivalents unless the transfer of such unrestricted cash or cash equivalents to a subsidiary Guarantor is prohibited under law or by contracts entered into in the ordinary course of business (including pursuant to any indebtedness permitted to be incurred by such restricted subsidiary). At any time after

6 the repayment in full of the Working Capital Notes, if at any month-end measurement date, the Issuer and the subsidiary Guarantors collectively hold any unrestricted cash or cash equivalents in an aggregate amount in excess of $90.0 million (measured at each of (x) the last business day of each month and (y) within two business days of receipt of net cash proceeds in an aggregate amount in excess of $30 million from a transaction or series of related transactions that required the approval of, or was approved by (other than general transaction authorizations in the ordinary course), the board of directors of PubCo), the Issuer shall cause such excess to be credited to an account of the Issuer or a subsidiary Guarantor pledged to the Collateral Trustee as collateral for the Notes and subject to a fully blocked account control agreement in favor of the Collateral Trustee (such account the “Debt Service Reserve”). Prior to the acceleration of the Notes, amounts shall be released from the Debt Service Reserve solely to (i) pay interest on the Notes and the New Exchangeable Notes due and payable, (ii) redeem the Notes, (iii) to partially prepay the Notes as provided below under “Amortization Payment” or (iv) fund any offer to repurchase or repurchase the New Exchangeable Notes. Ranking; Collateral Trust Agreement and Intercreditor Principles The Notes will be senior secured obligations of the Issuer and the Guarantors and will rank pari passu in right of payment with all other senior indebtedness of the Issuer and the Guarantors, including the Working Capital Notes and the New Exchangeable Notes. The Notes will be secured by the Collateral as described herein under “Priority; Permitted Liens”. The Working Capital Notes and the Notes (and the New Exchangeable Notes) will be effectively senior to any of the Issuer’s or the Guarantors’ existing and future unsecured indebtedness to the extent of the value of the Collateral securing the Notes. The rights and obligations in respect of the Collateral as between the Notes and the New Exchangeable Notes shall be governed by a customary collateral trust agreement, with U.S. Bank Trust Company, National Association, as collateral trustee (the “Collateral Trustee”), in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders. The rights and obligations of the Notes and the New Exchangeable Notes on one hand and the Working Capital Notes on the other hand in respect of the Initial Collateral shall be governed by an intercreditor arrangement in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders reflecting the intercreditor principles attached as Annex A hereto. Mandatory Redemption From and after the time the Working Capital Notes are repaid in full, the Issuer shall redeem the Notes at a redemption price of par plus accrued and unpaid interest, upon the occurrence of the following events: (i) Amounts on deposit in the Debt Service Reserve on any date of determination, to the extent such amounts exceed by at least $10,000,000 the amount of interest expected to be due

7 and payable on the Notes and the New Exchangeable Notes on the next two scheduled Interest Payment Dates (based on the then outstanding principal amount of the Notes and the then applicable Interest Rate), to the extent of the entire amount of such excess (including, for the avoidance of doubt, such $10,000,000); (ii) An amount equal to the Net Cash Proceeds, to the extent not applied under clauses (v), (x) or (y) under the heading “Collateral” above; and (iii) Other events consistent with those contained in the Unsecured Notes Indenture for the sale of assets except for Collateral dispositions covered under “Disposition of Collateral” above; provided, that, all such mandatory redemptions pursuant to clauses (i), (ii) and (iii) shall be made (i) absent an event of default and acceleration of the Notes and the New Exchangeable Notes, first, to the Notes and thereafter, as may be required by the indenture for the New Exchangeable Notes and (ii) upon an event of default and acceleration of the Notes and the New Exchangeable Notes, pari passu to the Notes and New Exchangeable Notes in accordance with terms of the New Exchangeable Notes. Optional Redemption The Issuer shall not be permitted to redeem the Notes at its option prior to the Maturity Date. Amortization Payment On November 15, 2025, the Issuer shall pay, in cash, an amortization payment of $250 per each $1,000 in initial principal amount of Notes. The amortization payment will constitute a partial repayment of principal on the Notes. Documentation The definitive documentation with respect to the Notes (the “Notes Documents”) will be based on, and consistent with, the Unsecured Notes Indenture, with modifications acceptable to the Consenting Noteholders to reflect (i) the terms set forth in this Term Sheet, (ii) the Collateral as security for the Notes and for the New Exchangeable Notes, (iii) affirmative and negative covenants and events of default substantially consistent with those contained in the Amended and Restated Revolving Working Capital Promissory Note dated January 30, 2024 among FOA Equity Capital and BTO Urban Holdings L.L.C. (“Blackstone Note”) (with exceptions, baskets and thresholds to be adjusted as determined in good faith by the Consenting Noteholders and the Issuer; provided, that, none of the affirmative and negative covenants described in the foregoing clause (iii) shall apply to FOA Equity Capital), (iv) the structure, jurisdiction and business of the Issuer, the Guarantors and their subsidiaries as of the Closing Date, (v) changes in law or accounting standards since the date of the Unsecured Notes Indenture, (vi) a covenant prohibiting the Issuer from paying any consideration to holders of Notes for their consent to waive or amend any terms of the indenture

8 for the Notes or the Notes, unless such consideration is offered to all holders of Notes, (vii) a cross default to the Working Capital Notes and the New Exchangeable Notes and (viii) such other modifications as determined in good faith by the Consenting Noteholders and the Issuer to be necessary to effect the transactions (the “Documentation Principles”). Covenants/Events of Default Subject to the Documentation Principles, the affirmative and negative covenants, events of default and defined terms will contain such other terms as may be determined in good faith by the Consenting Noteholders and the Issuer and are customary for high yield senior secured debt securities of this type. Board Seat Upon any event of default under the Notes or the New Exchangeable Notes, after giving effect to any cure periods, the Consenting Noteholders shall be permitted to appoint a single representative to the board of directors of PubCo. Transfer Restrictions The Notes will not be registered under the Securities Act or any state securities laws and will therefore be subject to restrictions on transferability and resale. Defeasance Customary for high yield senior secured debt securities of this type, consistent with the Documentation Principles. Registration Rights None. Issue Price Within sixty (60) days after the issue date, the Issuer and the Consenting Noteholders shall mutually agree on the issue price of the Notes for federal income tax purposes. Governing Law All Notes Documents shall be governed in all respects by the laws of the State of New York.

1 EXHIBIT 2 SUMMARY OF KEY TERMS OF THE NEW EXCHANGEABLE NOTES The summary below (this “Term Sheet”) describes the proposed principal terms of the New Exchangeable Notes as contemplated by the Exchange Offer Support Agreement and Exchange Term Sheet to which this Term Sheet is attached. Certain of the terms and conditions described below are subject to important limitations and exceptions. This summary does not give rise to any legally binding obligation on the part of any party except as expressly set forth in the Exchange Offer Support Agreement, and no such legally binding obligation shall arise unless and until the execution and delivery of the Definitive Documents. Terms used but not otherwise defined herein shall have the meaning assigned thereto in the Exchange Offer Support Agreement, including the Exchange Term Sheet. Issuer Finance of America Funding LLC. Issuer of Common Stock Finance of Americas Companies Inc. (“PubCo”), an indirect parent of the Issuer. Notes $150 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “Notes”). The principal amount of the Notes to be issued in the Exchange Transactions shall be reduced ratably based on the principal amount of 2025 Unsecured Notes, if any, that are not exchanged for Notes in the Exchange Transactions (e.g. if 90% of the outstanding principal amount of 2025 Unsecured Notes are exchanged in the Exchange Transactions, $135 million in Notes would be issued). Holders of the Notes may exchange their Notes for PubCo Common Stock (as defined below) as described below under “Exchange Rights.” Common Stock Information Class A Common Stock of PubCo (“PubCo Common Stock”) bearing Ticker Symbol: “FOA” on the New York Stock Exchange (NYSE). Interest Rate The Notes will bear interest at the rate of 10.000% per annum from the date of issuance of the Notes (“Closing Date”) to the Maturity Date. Maturity Date November 30, 2029, unless earlier repurchased, redeemed or exchanged. Trustee and Collateral Agent U.S. Bank Trust Company, National Association. Interest Payment Dates Interest on the Notes will be payable in cash semi-annually on May 30 and November 30 of each year, beginning on November 30, 2024.

2 Default Rate Following the occurrence of an event of default, all outstanding obligations shall accrue interest from the date such event of default occurs until such event of default is waived, at a rate per annum equal to 2.0% above the otherwise applicable Interest Rate. Upfront Fee The Issuer shall pay, to holders that participate in the Exchange Transactions, a fee equal to 0.25% of the principal amount of the Notes, which shall be due and payable on, and subject to the occurrence of, the Closing Date, and shall be non-refundable when paid. Guarantees Same as New Senior Secured Notes. Collateral Same as New Senior Secured Notes, subject in each case only to permitted liens, provided that the lien on the Debt Service Reserve will be automatically released upon the payment in full of the New Senior Secured Notes. Priority; Permitted Liens Prior to the Working Capital Security Release, the Notes shall be secured by a second priority perfected security interest in the Initial Collateral, with the Working Capital Notes having a first priority lien with respect to such Initial Collateral, subject to permitted liens. From and after the Working Capital Security Release, the Notes shall be secured by a first priority lien on the Permanent Collateral, subject to permitted liens. Each of the foregoing security interests with respect to the Notes shall be subject to a pari passu priority lien on the Collateral for the benefit of up to $200 million principal amount of the New Senior Secured Notes. Disposition of Collateral The Issuer may directly or indirectly (and, so long as no event of default has occurred and is continuing, without the consent of the holders of the Notes) (i) sell, dispose or otherwise transfer any “call rights” with respect to Pledged Risk Retention Instruments and/or any Pledged Risk Retention Instruments and/or (ii) exercise “call rights” with respect to any Pledged Risk Retention Instruments (or any related securitization is otherwise redeemed) (each, a “Call Event”), which may be through a sale, transfer or other monetization of the proprietary reverse mortgage loans (and other collateral assets in respect thereof) (collectively, the “Called Securitized Assets”), provided in each case, the aggregate net proceeds thereof that are allocable to the Pledged Risk Retention Instruments or “call rights”, as applicable, subject to such Call Event (“Net Cash Proceeds”) shall be applied solely (v) to originate or acquire (including by acquiring rights to, by exercising related “call rights” and satisfying related indebtedness) proprietary reverse mortgage loans that are reasonably expected to be (at the time of origination) and are, within a period that begins upon such Call Event and ends on the first month-end that occurs not earlier than one hundred eighty (180) days following such Call Event (the “Reinvestment Period”), included in (1) asset backed securitizations that generate Pledged Risk Retention Instruments included in Collateral in the ordinary course of business or (2) asset sales,

3 financings, derivative, co-investment or alternative transactions that result in the monetization of such proprietary reverse mortgage loans and generate cash or cash equivalents that are subject to application solely as permitted by clauses (w) through (z) hereof, (w) to repay (and correspondingly permanently reduce commitments under) the Working Capital Notes, (x) to pay interest on the Notes or the New Senior Secured Notes (including through funding amounts in the Debt Service Reserve (as defined in the Summary of Key Terms of the New Senior Secured Notes)), (y) to make required amortization payments under the New Senior Secured Notes or (z) to make redemption offers in respect of the Notes as provided below or fund any offer to repurchase or otherwise repurchase the New Senior Secured Notes. Prior to any application as required pursuant to the foregoing clauses (w) through (z), cash and cash equivalent proceeds of such Collateral shall be credited to a deposit account or securities account (and subject to a springing account control agreement) subject to a first priority lien in favor of the Administrative Agent for the Working Capital Notes and a second priority lien in favor of the Collateral Trustee (as defined below) that upon the Working Capital Security Release such account shall be subject to a first priority lien in favor of the Collateral Trustee. Upon the expiration of the Reinvestment Period, to the extent that the remaining Net Cash Proceeds, if any, exceed the Proceeds Threshold (such proceeds in excess of the Proceeds Threshold, the “Excess Proceeds”), the Company shall be required to use such Excess Proceeds to offer to repurchase the Notes at par plus accrued and unpaid interest thereon, unless either (A) the Collateral Coverage Ratio as of the expiration of the Reinvestment Period is at least 150% or (B) the Support Holders have failed to delivered a written request that the Issuer commence an offer to repurchase the Notes by the Request Deadline. Any Net Cash Proceeds (i) not required to be used to make an offer to repurchase the Notes in accordance with subsections (A) or (B) of the foregoing paragraph or (ii) remaining after the consummation of such an offer to repurchase the Notes may be used by the Issuer for any purpose allowed under the indenture for the Notes. “Collateral Coverage Ratio” shall be defined as the ratio, as of any date of determination, of (x) the value of the Pledged Risk Retention Instruments included in the Collateral, as most recently determined by the Issuer in accordance with its customary practices and certified in writing to the Trustee to (y) the outstanding principal amount of the Notes. “Proceeds Threshold” shall be defined as $25,000,000 “Request Deadline” is the date that is five (5) business days after the Support Holders have received notice from the Issuer of the expiration of the Reinvestment Period.

4 “Support Holders” shall mean (i) more than 50% of the Initial Consenting Noteholders (as such term is defined in the Exchange Offer Support Agreement) who are holders of the Notes and, (ii) from such time as no Initial Consenting Holder holds any of the Notes, more than 50% of the holders of all of the outstanding Notes. Upon a MSR Monetization Transaction, the gross proceeds received in cash and cash equivalents by FOA Equity Capital or any subsidiary from such MSR Monetization Transaction after payment of any expenses or senior indebtedness required by the applicable agreements relating thereto (the “MSR Net Proceeds”) shall be used: first, to permanently paydown the Working Capital Notes, in accordance with the terms thereof, and second, to the extent any Net Cash Proceeds have been used in accordance with clause (w) of the foregoing paragraph (such amount of Net Cash Proceeds used, the “Working Capital Notes Payments Amount”), MSR Net Proceeds equal to the lesser of (i) the Working Capital Notes Payments Amount and (ii) remaining available MSR Net Proceeds, shall be treated as if they constitute Net Cash Proceeds and be used in accordance with clauses (v), (x), (y) and (z) of the foregoing paragraph. Ranking; Collateral Trust Agreement and Intercreditor Principles The Notes will be senior secured obligations of the Issuer and the Guarantors (as defined in the Summary of Key Terms of the New Senior Secured Notes) and will rank pari passu in right of payment with all other senior indebtedness of the Issuer and the Guarantors, including the Working Capital Notes and the New Senior Secured Notes. The Notes will be secured by the Collateral as described herein under “Priority; Permitted Liens.” The Working Capital Notes and the Notes (and the New Senior Secured Notes) will be effectively senior to any of the Issuer’s or the Guarantors’ existing and future unsecured indebtedness to the extent of the value of the Collateral securing the Notes. The rights and obligations in respect of the Collateral as between the Notes and the New Senior Secured Notes shall be governed by a customary collateral trust agreement, with U.S. Bank Trust Company, National Association, as collateral trustee (the “Collateral Trustee”), in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders. The rights and obligations of the Notes and the New Senior Secured Notes on one hand and the Working Capital Notes on the other hand in respect of the Initial Collateral shall be governed by an intercreditor arrangement in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders reflecting the intercreditor principles attached as Annex A hereto.

5 Exchange Rate and Exchange Price Initially, 36.36364 shares of PubCo Common Stock per $1,000 principal amount of Notes (the “Exchange Rate”). Equivalent to an initial exchange price of approximately $27.50 per share of PubCo Common Stock (the “Exchange Price”). The Exchange Rate will be subject to customary anti-dilution adjustments, including for stock splits and reverse splits, certain dividends, distributions or issuances of rights, options or warrants, customary for instruments of this type. Exchange Rights Holders of the Notes may exchange all or any portion of their Notes at their option, at any time prior to the close of business on the second scheduled trading day immediately preceding the Maturity Date, subject to “Exchange Blockers” below. Settlement Method Physical settlement. Shareholder approval for the transaction, including the issuance of PubCo Common Stock in connection with the exchange of the Notes shall be obtained as a condition to the closing of the sale of the Notes. Exchange Blockers Customary exchange blockers to be included for: • HSR • State and federal Regulatory approvals. For the avoidance of doubt, exchange blockers will block the applicable exchange of Notes, and no consideration will be deliverable or payable related thereto. In addition, to the extent that Pubco determines in good faith that it would be in the best interest of Pubco to do so in order to preserve the benefit of tax attributes of Pubco and/or its subsidiaries, including net operating losses, the Issuer in its discretion may elect to settle any exchange in part or in whole by delivering the cash value of the shares otherwise deliverable upon such exchange. No redemption The Issuer shall not be permitted to redeem the Notes at its option prior to the Maturity Date. No Mandatory Redemption The Issuer shall not be required to mandatorily redeem the Notes prior to maturity. It being understood, for the avoidance of doubt, that the Issuer may be required to make an offer to purchase the Notes as described under “Disposition of Collateral” and “Fundamental Change.” Fundamental Change If a “Fundamental Change” occurs, subject to certain conditions, holders of the Notes may require the Issuer to repurchase for cash all or part of their Notes. The fundamental change repurchase price will be equal to 101% of the principal amount of the Notes to be repurchased, plus a customary make-whole payment calculated as the amount of all remaining scheduled interest payments through the Maturity Date, discounted at the Treasury Rate.

6 “Fundamental Change” to be defined to include (i) any transaction resulting in the acquisition of more than 50% of the total voting power of the voting stock of the Issuer directly or indirectly through any of its direct or indirect parent holding companies by persons other than Permitted Holders (consistent with the definition of Change of Control in the existing Unsecured Notes Indenture) (such transaction, a “Fundamental Equity Transaction”); provided that no such Fundamental Equity Transaction shall be deemed to be a Fundamental Change pursuant to this clause (i) except to the extent that either (A) such transaction required the approval of, and was approved by, the board of directors of PubCo or (B) any Libman Party participates as a seller of equity securities in such Fundamental Equity Transaction; (ii) sales of all or substantially all assets of PubCo and its subsidiaries; (iii) Issuer or its successors ceasing to be controlled directly or indirectly by PubCo or its successors; and (iv) delisting of PubCo Common Stock, except due to the involuntary failure to comply with any applicable listing requirements of the NYSE or the liquidation of the assets of PubCo and its subsidiaries following an Event of Default. Documentation The definitive documentation with respect to the Notes (the “Notes Documents”) will be based on, and consistent with, the Unsecured Notes Indenture, with modifications acceptable to the Consenting Noteholders to reflect (i) the terms set forth in this Term Sheet, (ii) the Collateral as security for the Notes and for the New Senior Secured Notes, (iii) the structure, jurisdiction and business of the Issuer, the Guarantors and their subsidiaries as of the Closing Date, (iv) changes in law or accounting standards since the date of the Unsecured Notes Indenture, (v) a covenant prohibiting the Issuer from paying any consideration to holders of Notes for their consent to waive or amend any terms of the indenture for the Notes or the Notes, unless such consideration is offered to all holders of Notes, (vi) a cross default to the Working Capital Notes and the New Senior Secured Notes and (vii) such other modifications as determined in good faith by the Consenting Noteholders and the Issuer to be necessary to effect the transactions (the “Documentation Principles”). Covenants/Events of Default Subject to the Documentation Principles, the affirmative and negative covenants, events of default and defined terms will contain such other terms as may be determined in good faith by the Consenting Noteholders and the Issuer and are customary for exchangeable instruments of this type. Board Seat Same as New Senior Secured Notes. Transfer Restrictions Subject to Registration Rights below, neither the Notes nor any shares of PubCo Common Stock deliverable upon exchange of the Notes will be registered under the Securities Act, and the Notes and any such shares of PubCo Common Stock will be subject to restrictions on transferability and resale.

7 Registration Rights Neither the Issuer nor PubCo intends to file a shelf registration statement for the resale of the Notes and the Guarantees. As a result, holders of the Notes may only resell their Notes pursuant to an exemption from the registration requirements of the Securities Act. On the Closing Date, PubCo and the Issuer will enter into a registration rights agreement under which PubCo will agree, at its cost, to: (i) file a shelf registration statement with the SEC and use commercially reasonable efforts to cause such shelf registration statement to become effective on or prior to the 180th day after the date of issuance of the Notes, covering the shares of PubCo Common Stock, if any, deliverable upon exchange of the Notes; (ii) use commercially reasonable efforts to keep the shelf registration statement effective to and including the earlier of (a) the Maturity Date and (b) the date on which (1) there are no longer outstanding any Notes or (2) there are no shares of PubCo Common Stock delivered or deliverable upon exchange, other than shares of PubCo Common Stock that are eligible to be transferred without condition as contemplated under Rule 144 of the Securities Act. Registration Rights subject to customary “blackout periods.” Listing The Notes will not be listed. PubCo Common Stock deliverable upon exchange to be approved for listing on NYSE. Issue Price Within sixty (60) days after the issue date, the Issuer and the Consenting Noteholders shall mutually agree on the issue price of the Notes for federal income tax purposes. Governing Law All Notes Documents shall be governed in all respects by the laws of the State of New York.

1 Annex A Intercreditor Principles • Any and all Liens on the Collateral now existing or hereafter created or arising in favor of any Second Priority Secured Party securing the Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Obligations. • Include customary provisions providing that (x) all guarantors of the First Priority Obligations will also guaranty the Second Priority Obligations and (y) all Liens on the Collateral securing First Priority Obligations will also secure Second Priority Obligations; provided that this provision shall not be violated if any Representative is offered a Lien on any additional asset and either declines it or does not accept the Lien within a reasonable time thereafter. • Include customary provisions providing that the First Priority Representative will (i) hold “controlled" Collateral (e.g., controlled accounts) also for the benefit of Second Priority Obligations and (ii) upon First Priority Obligations Payment Date will take all action to transfer control to Second Priority Representative. • Until the First Priority Obligations Payment Date has occurred the First Priority Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Collateral, without any consultation with or consent of any Second Priority Secured Party. • Include customary cap on the amount of First Priority Obligations, to be set at original principal thereof, plus a 10% cushion, as reduced by each repayment thereof (if accompanied by a reduction of availability for borrowings thereunder). • Include customary 120 day Standstill Period, after which Second Priority Representative may take Enforcement Actions, and related customary provisions. • Any Collateral that is released, sold or disposed of pursuant to an Enforcement Action by any First Priority Secured Party, shall be automatically and unconditionally released from the Second Priority Lien with respect thereto with no further consent or action of any Person. • The Second Priority Lien on any Collateral that is released, sold or disposed of as permitted pursuant to the terms of the First Priority Documents (and not in connection with an Enforcement Action), shall be automatically and unconditionally released (concurrently with the release of the lien on such Collateral securing the First Priority Obligations) with no further consent or action of any Person so long as (i) such release, sale or disposition is permitted under the indenture for the Notes and (ii) such release of the Second Priority Lien does not apply to any portion of the proceeds of such Collateral that continues to secure any remaining First Priority Obligations. • Such automatic release of Second Priority Liens shall not apply to Collateral to the extent the lien on such Collateral securing the First Priority Obligation is released in connection with the First Priority Obligations Payment Date.

2 • Each Second Priority Secured Party and the Second Priority Representative agrees that each of them shall (a) not contest, oppose, object to, interfere with, hinder or delay, in any manner, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by any First Priority Secured Party or any other Enforcement Action taken by or on behalf of any First Priority Secured Party and (b) take such actions as the First Priority Representative shall request in connection with the exercise by the First Priority Secured Parties of their rights in the Collateral and any Enforcement Action. • Including customary reciprocal provisions for First Priority Representative if Second Priority Representative is exercising remedies after Standstill Period. • Until the occurrence of the First Priority Obligations Payment Date, any Collateral, including without limitation any such Collateral constituting proceeds and any distribution in respect of any Collateral on account of any First Priority Obligations or Second Priority Obligations (i) received in connection with the exercise of remedies or otherwise (including in any Insolvency Proceeding) shall be applied by the First Priority Representative to the First Priority Obligations in such order as specified in the First Priority Documents or (ii) that may be received by any Second Priority Secured Party, whether received in connection with the exercise of remedies or otherwise (including in any Insolvency Proceeding), shall be segregated and held in trust and promptly paid over to the First Priority Representative, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable). Any amount received by the First Priority Representative in excess of the amounts necessary to effect the First Priority Obligations Payment Date shall be paid over to the Second Priority Representative for application in accordance with the Second Priority Documents. • Each Second Priority Secured Party and the Second Priority Representative agrees that no Second Priority Document shall be amended, restated, supplemented, modified, or refinanced in a manner that is inconsistent with the terms hereof. Each First Priority Secured Party and the First Priority Representative agrees that no First Priority Document shall be amended, restated, supplemented, modified, or refinanced in a manner that is inconsistent with the terms hereof. • No Second Priority Secured Party may, directly or indirectly, provide or propose, or support any other person in providing or proposing, any DIP Financing unless the First Priority Obligations Payment Date shall be effected with the proceeds of such DIP Financing upon the initial funding thereof or the Liens and claims in respect of any such DIP Financing are junior in all respect to the Liens and claims in respect of the First Priority Obligations (including any adequate protection in respect thereof) and is otherwise subject to and not inconsistent with the terms of this Agreement (provided that such DIP Financing (i) shall expressly provide that the claims arising thereunder may be paid under a plan of reorganization in any form having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) shall not include any provisions for the “roll up”, repayment or refinancing of the pre-petition Second Priority Obligations). • Include customary “par buyout” permitting Second Priority Secured Party to purchase option of all First Priority Obligations at par during any Enforcement Action.

3 • The agreements set forth herein shall not be amended, restated, supplemented, or modified without the consent of the First Priority Representative. • The agreements set forth above, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.